Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated February 28, 1997, accompanying the financial statements included in the Annual Report of Dakotah, Incorporated on Form 10-K for the year ended December 31, 1996. We hereby consent to the incorporation by reference of said report in the Registration Statement of Dakotah, Incorporated on Form S-8 (File No. 33-86868, effective November 29, 1994).

                                                GRANT THORNTON LLP
Minneapolis, Minnesota
February 28, 1997